UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2023

 COCA-COLA CONSOLIDATED, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza Charlotte, NC		28211
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (980) 392-8298

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	COKE	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a)	On May 9, 2023, Coca-Cola Consolidated, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”).

(b)
At the Annual Meeting, the Company’s stockholders (i) elected all 11 of the Company’s nominees for director to serve until their terms expire at the Company’s 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the Company’s named executive officer compensation in fiscal 2022; (iii) voted, on an advisory basis, in favor of holding future advisory votes to approve the Company’s named executive officer compensation every three years; (iv) ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal 2023; and (v) approved the amendment to the Company’s Restated Certificate of Incorporation to limit the personal liability of certain senior officers of the Company as permitted by recent amendments to the General Corporation Law of the State of Delaware. Each of these proposals is further described in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on March 20, 2023.

The final voting results for each of the proposals submitted to the Company’s stockholders at the Annual Meeting are as follows:

1. Election of directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
J. Frank Harrison, III	23,973,622	2,164,377	627,819
Elaine Bowers Coventry	25,831,584	306,415	627,819
Sharon A. Decker	25,827,723	310,276	627,819
Morgan H. Everett	25,825,259	312,740	627,819
James R. Helvey, III	26,096,178	41,821	627,819
William H. Jones	26,062,766	75,233	627,819
Umesh M. Kasbekar	25,872,447	265,552	627,819
David M. Katz	23,984,539	2,153,460	627,819
James H. Morgan	24,340,824	1,797,175	627,819
Dennis A. Wicker	24,141,232	1,996,767	627,819
Richard T. Williams	26,094,946	43,053	627,819

2. Advisory vote to approve the Company’s named executive officer compensation in fiscal 2022:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,020,023	95,535	22,441	627,819

3. Advisory vote on the frequency of future advisory votes to approve the Company’s named executive officer compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
2,900,447	9,488	23,210,441	17,623	627,819

4. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal 2023:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,679,809	77,677	8,332	—

5. Approval of the amendment to the Company’s Restated Certificate of Incorporation to limit the personal liability of certain senior officers of the Company as permitted by recent amendments to the General Corporation Law of the State of Delaware:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,666,849	2,455,515	15,635	627,819

(d)	In accordance with the recommendation of the Company’s Board of Directors, the Company’s stockholders voted, on an advisory basis, in favor of holding future advisory votes to approve the Company’s named executive officer compensation every three years. Based on the voting results, the Company will include an advisory stockholder vote to approve the Company’s named executive officer compensation in its proxy materials every three years until the next required advisory vote on the frequency of stockholder votes to approve the Company’s named executive officer compensation, which will occur no later than the Company’s annual meeting of stockholders in 2029.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA CONSOLIDATED, INC.

Date: May 12, 2023	By:	/s/ E. Beauregarde Fisher III
E. Beauregarde Fisher III Executive Vice President, General Counsel and Secretary